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                                  EXHIBIT 99.6

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FIRST FEDERAL OF NORTHERN MICHIGAN                                                              REVOCABLE PROXY

[X]  Please vote by marking one of the boxes as shown.                      IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF
                                                                            NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED
     1. To vote FOR or AGAINST a plan of conversion and                     WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY
        reorganization (the "Plan").                                        OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY
                                                                            WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION
                FOR [ ]         AGAINST [ ]                                 A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT
                                                                            TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSIN
     2. To vote FOR or AGAINST the contribution by Alpena Bancshares,       TO BE PRESENTED AT THE MEETING.
        M.H.C.  to the First Federal Community Foundation (the
        "Foundation").                                                              VOTES WILL BE CAST IN ACCORDANCE WITH THIS
                                                                            PROXY. SHOULD THE UNDERSIGNED BE PRESENT AND ELECT TO
                FOR [ ]         AGAINST [ ]                                 VOTE AT THE MEETING OR AT ANY ADJOURNMENT THEREOF AND
                                                                            AFTER NOTIFICATION TO THE SECRETARY OF ALPENA
                                                                            BANCSHARES, M.H.C. AT SAID MEETING OF THE MEMBER'S
                                                                            DECISION TO TERMINATE THIS PROXY, THEN THE POWER OF
                                                                            SAID ATTORNEY-IN-FACT OR AGENTS SHALL BE DEEMED
                                                                            TERMINATED AND OF NO FURTHER FORCE AND EFFECT.

                                                                                    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF
                                                                            A NOTICE OF SPECIAL MEETING OF DEPOSITORS OF FIRST
                                                                            FEDERAL OF NORTHERN MICHIGAN CALLED FOR __________ ___,
                                                                            2005 WITH AN ATTACHED PROXY STATEMENT FOR THE SPECIAL
                                                                            MEETING PRIOR TO THE SIGNING OF THIS PROXY CARD.


                                                                            -------------------------------------------------------
                                                                            Signature               Date

                                                                            IMPORTANT: Please sign your name exactly as it appears
                                                                            on this proxy. Only one signature is required in the
                                                                            case of a joint account. When signing as an attorney,
                                                                            administrator, agent, officer, executor, trustee,
                                                                            guardian, etc., please add your full title to your
                                                                            signature.
                  PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED PROXY RETURN ENVELOPE.
                               PLEASE SIGN AND RETURN ALL CARDS THAT YOU RECEIVE. NONE ARE DUPLICATES.

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--------------------------------------------                                           ---------------------------------------------
                                                           ^ DETACH HERE ^                          FOR INTERNAL USE ONLY
                                                          STOCK ORDER FORM             ---------------------------------------------
                                              PLEASE COMPLETE APPLICABLE SHADED AREAS  REC'D #___ BATCH #___
                                              ---------------------------------------  ORDER #___ CATEGORY #___
                                                            LOGO TO COME               ---------------------------------------------
                                                                                       O____________________  C____________________
--------------------------------------------          Stock Information Center         ---------------------------------------------
                                              100 S. Second Avenue, Alpena, MI 49707   ---------------------------------------------
                                               QUESTIONS? Call us at (   ) ___-____    ORDER DEADLINE & DELIVERY: Stock Order Forms,
                                                       9:30 a.m. to 4:00 p.m.,         properly completed and with full payment,
                                                       Monday through Friday           must be received (not postmarked) by 10:00
                                              ---------------------------------------  a.m., Alpena, Michigan time, on _____ __,
                                                                                       2005. Stock Order Forms can be delivered by
                                                                                       using the enclosed order reply envelope, or
                                                                                       by hand or overnight delivery to the Stock
                                                                                       Information Center. Please read important
                                                                                       instructions on the reverse side as
-----------------------------------------------------------------------------------------------  complete this form. FAXES OR COPIES
(1) SHARES REQUESTED 25 SHARE MINIMUM.  NUMBER OF SHARES   PRICE PER SHARE   TOTAL PAYMENT DUE   OF THIS FORM CAN BE ACCEPTED OR
    SEE REVERSE SIDE FOR MAXIMUM        ---------------                      -----------------   REJECTED. Each Stock Order Form
    PURCHASE LIMITATIONS                                      X $10.00 =     $             .00   will generate one stock certificate
                                        ---------------                      -----------------   (subject to stock allocation
                                                                                                 provisions described in the
                                                                                                 Prospectus).
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(3) METHOD OF PAYMENT -                       (4) METHOD OF PAYMENT - WITHDRAWAL
    CHECK OR MONEY ORDER                      The undersigned authorizes withdrawal from the First Federal of Northern Michigan
    Enclosed is a check or money order made   deposit account(s) listed below. There will be no early withdrawal penalty
    payable to FIRST FEDERAL OF NORTHERN      applicable for funds authorized on this form. Funds designated for withdrawal must
    MICHIGAN  in the amount of:               be in the account(s) listed at the time this stock order form is received. Please
-----------------------                       do not list deposit accounts that have check-writing privileges. Instead, you may
 $                  .00                       submit a check written on this type of account. FIRST FEDERAL OF NORTHERN MICHIGAN
-----------------------                       IRA ACCOUNTS MAY NOT BE LISTED FOR DIRECT WITHDRAWAL BELOW.

NO CASH OR WIRE TRANSFERS WILL BE ACCEPTED.   ------------------------------------------------------------------------------
CHECKS WILL BE CASHED UPON RECEIPT. FIRST        FOR INTERNAL USE ONLY       ACCOUNT NUMBER(S)        WITHDRAWAL AMOUNT(S)
FEDERAL OF NORTHERN MICHIGAN LINE OF CREDIT   ------------------------------------------------------------------------------
CHECKS MAY NOT BE REMITTED AS PAYMENT WITH    ---------------------------  -----------------------  -------------------------
THIS FORM.                                                                                          $                   .00
                                              ---------------------------  -----------------------  -------------------------
                                                                                                    $                   .00
                                              ---------------------------  -----------------------  -------------------------
                                                                                                    $                   .00
                                              ---------------------------  -----------------------  -------------------------
                                                                           TOTAL WITHDRAWAL AMOUNT  $                   .00
                                                                                                    -------------------------
--------------------------------------------  --------------------------------------------------------------------------------------
(5) PURCHASER INFORMATION                                                      ACCOUNT INFORMATION - SUBSCRIPTION OFFERING
SUBSCRIPTION OFFERING. Check the one box as of the earliest date
to the purchaser(s) listed in Section 7 below.                        If you checked boxes (a), (b), or (c), please provide the
A. [ ] Purchaser(s) listed below had accounts at First Federal of     following information as of the eligibility date under which
       Northern Michigan with aggregate balances of at least $50      you qualify in the subscription offering.
       at the close of business on October 31, 2003.
B. [ ] Purchaser(s) listed below had accounts at First Federal of     --------------------------------------- ----------------------
       Northern Michigan with aggregate balances of at least $50         ACCOUNT TITLE (NAMES ON ACCOUNTS)       ACCOUNT NUMBER(S)
       at the close of business on December 31, 2004.                 --------------------------------------- ----------------------
C. [ ] Purchaser(s) listed below had accounts at First Federal of
       Northern Michigan at the close of business on January 31,      --------------------------------------- ----------------------
       2005 or were borrowers of the Bank at the close of business
       on November 4, 1994 whose borrowings remained outstanding      --------------------------------------- ----------------------
       at the close of business on January 31, 2005.
COMMUNITY OFFERING. If (a) through (c) above do not apply to the      --------------------------------------- ----------------------
purchaser(s) listed in Section 7, check the first box below that      Please attach a separate page if additional space is required.
applies to this order.                                                Not listing all eligible deposit accounts, or providing
D. [ ] You are a resident of Alpena, Alcona, Antrim, Charlevoix,      incorrect or incomplete information, could result in the loss
       Cheboygan, Crawford, Emmet, Iosco, Kalkaska, Montmorency,      of all or part of any share allocation.
       Ogemaw, Oscoda, Otsego and Presque Isle Counties, MI.
E. [ ] You are an Alpena Bancshares, Inc. stockholder at the close of business on January 31, 2005.
F. [ ] You are placing an order in the Community Offering, and (d)
       and (e) above do not apply.
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(6) MANAGEMENT AND EMPLOYEES (CHECK THE BOX, IF APPLICABLE)
    [ ] Check if you are a First Federal of Northern Michigan director, officer, or employee or a member of their immediate family as defined on the reverse side of this form.
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(7) STOCK REGISTRATION Please PRINT clearly and provide all information requested. Read reverse side of this form carefully for important registration information. Use full First and Last name(s), not initials. If purchasing in the Subscription Offering (i.e., you checked box (a), (b) or (c) in Section 5 of this form) you may not add the names of persons/entities who qualify in a lower purchase priority than yours.

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-----------------------------------------------------------------------------------   -------------------------------------------
First Name, Middle Initial, Last Name                                                 Social Security No./Tax ID No.
                                                                                      (to be used for reporting purposes)
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First Name, Middle Initial, Last Name                                                 Social Security No./Tax ID No.
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Street                                                                                Daytime Phone Number
---------------------------------------------   ------------------   --------------   -------------------------------------------

---------------------------------------------   ------------------   --------------   -------------------------------------------
City                                            State                Zip              Evening Phone Number
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(8) FORM OF STOCK OWNERSHIP

[ ] Individual  [ ] Joint Tenants  [ ] Tenants in Common           FOR SELF-DIRECTED IRAs ONLY (see  order form instructions on
[ ] Uniform Transfer to Minors Act [ ] Corporation                 reverse side)
[ ] Partnership    [ ] Other ___________                           [ ] IRA              SSN of Beneficial Owner:_____-___-_____
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(9) ACKNOWLEDGMENT AND SIGNATURE Please read the following acknowledgment carefully. I agree that after receipt by First Federal of
    Northern Michigan Bancorp, Inc., this Stock Order Form may not be modified or withdrawn without First Federal of Northern
    Michigan Bancorp, Inc.'s consent, and that if withdrawal from a deposit account has been authorized above, the amount will not otherwise be available for withdrawal. Under penalty of perjury, I certify that (1) the Social Security or Tax ID Information and all other information provided hereon are true, correct and complete, (2) I AM PURCHASING SOLELY FOR MY OWN ACCOUNT, AND
    THERE IS NO AGREEMENT OR UNDERSTANDING REGARDING THE SALE OR TRANSFER OF THE SHARES, OR MY RIGHT TO SUBSCRIBE FOR SHARES, and
    (3) I am not subject to backup withholding tax. [Cross out (3) if you have been notified by the IRS that you are subject to backup withholding.] I ACKNOWLEDGE THAT THE SHARES OF COMMON STOCK ARE NOT A DEPOSIT OR ACCOUNT AND ARE NOT FED-ERALLY INSURED,
    AND ARE NOT GUARANTEED BY FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC. OR BY THE FEDERAL GOVERNMENT. I further certify that, before purchasing the common stock of First Federal of Northern Michigan Bancorp, Inc., I received the Prospectus dated
    __________ __, ____. The Prospectus that I received contains disclosure concerning the nature of the common stock being offered and describes the risks involved in the investment, including the following Risk Factors discussed beginning on page __ of the
    Prospectus:

    Our Commercial Real Estate and Commercial Loans Expose Us           There May Be a Limited Market for Our Common Stock, Which
    to Increased Credit Risks and May Require Us to Increase            May Lower Our Stock Price.
    Our Provisions for Loan Losses.
                                                                        The Issuance of Shares and the Contribution of Cash to the
    Our Concentration of Loans in Our Primary Market Area May           Charitable Foundation Will Dilute Your Ownership Interests
    Increase Our Risk.                                                  and Adversely Affect Net Income in Fiscal 2005.

    The Size of Our Branch Network Has Increased Our Expenses           Our Contribution to the Charitable Foundation May Not be
    and May Continue to Reduce Our Profitability in the Near            Tax Deductible, Which Could Reduce Our Profits.
    Term.
                                                                        The Implementation of Stock-Based Benefit Plans May Dilute
    Changes in Market Interest Rates Could Adversely Affect             Your Ownership Interest.
    Our Financial Condition and Results of Operations.
                                                                        Our Recognition and Retention Plan Will Increase Our
    Strong Competition Within Our Market Area May Limit Our             Costs, Which Will Reduce Our Profitability and
    Growth and Profitability.                                           Stockholders' Equity.

    The Future Price of the Shares of Common Stock May be Less          Various Factors May Make Takeover Attempts More Difficult
    Than the Purchase Price in the Offering.                            to Achieve.

    Our Failure to Utilize Effectively the Net Proceeds of the          The Rights of Existing Stockholders of Alpena Bancshares,
    Offering Could Reduce Our Profitability and Our Return on           Inc. Will be Reduced Under First Federal of Northern
    Stockholders' Equity.                                               Michigan Bancorp, Inc.'s Maryland Articles of
                                                                        Incorporation and Bylaws.
    The Ownership Interest of Management and Employees Could
    Enable Insiders to Prevent a Merger That May Provide
    Stockholders a Premium for Their Shares.

    SUBSCRIPTION RIGHTS PERTAIN TO THOSE ELIGIBLE TO SUBSCRIBE IN THE SUBSCRIPTION OFFERING.THEY MAY BE EXERCISED ONLY BY THE
    DELIVERY OF THIS STOCK ORDER FORM, PROPERLY COMPLETED AND EXECUTED, TOGETHER WITH FULL PAYMENT AND/OR DEPOSIT ACCOUNT WITHDRAWAL
    AUTHORIZATION, FOR THE NUMBER OF SHARES OF COMMON STOCK SUBSCRIBED FOR. SUBSCRIPTION RIGHTS WILL BE VOID UPON THE EXPIRATION
    DATE OF THE STOCK OFFERING. FEDERAL REGULATIONS PROHIBIT ANY PERSON FROM TRANSFERRING, OR ENTERING INTO AN AGREEMENT, DIRECTLY
    OR INDIRECTLY, TO TRANSFER THE LEGAL OR BENEFICIAL OWNERSHIP OF SUBSCRIPTION RIGHTS OR THE UNDERLYING SECURITIES TO THE ACCOUNT
    OF ANOTHER. FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC. WILL PURSUE ANY AND ALL LEGAL AND EQUITABLE REMEDIES IN THE EVENT
    MANAGEMENT BECOMES AWARE OF THE TRANSFER OF SUBSCRIPTION RIGHTS. MANAGEMENT WILL NOT HONOR ORDERS KNOWN TO INVOLVE SUCH
    TRANSFER.

                           -----------------------> ORDER NOT VALID UNLESS SIGNED <-----------------------

ONE SIGNATURE REQUIRED, UNLESS SECTION (4) OF THIS FORM INCLUDES ACCOUNTS REQUIRING MORE THAN ONE SIGNATURE TO AUTHORIZE WITHDRAWAL.
                         IF SIGNING AS A CUSTODIAN, CORPORATE OFFICER, ETC. PLEASE INCLUDE YOUR FULL TITLE.

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Signature (title, if applicable)                          (Date)    Signature (title, if applicable)                          (Date)
   QUESTIONS? See the reverse side of this form, or call our Stock Information Center at ( ) ___-____, Monday through Friday from
                                           9:30 a.m. to 4:00 p.m., Alpena, Michigan time.
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                                                           REVOCABLE PROXY
                                                      ALPENA BANCSHARES, M.H.C.
                                             SPECIAL MEETING OF MEMBERS, MARCH ___, 2005

The undersigned member of Alpena Bancshares, M.H.C. (the "Mutual Holding Company") hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote such votes as the undersigned may be entitled to vote at the Special Meeting of Members of the Mutual Holding Company (the "Meeting") to be held at the Thunder Bay
Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at _:__ p.m. Michigan time, on March ___, 2005, and at any and all adjournments thereof. They are entitled to cast all votes to which the undersigned is entitled as follows:

1. A plan of conversion and reorganization (the "Plan") pursuant to which the Mutual Holding Company will be merged into First
Federal of Northern Michigan (the "Bank"), and the Company will be succeeded by First Federal of Northern Michigan Bancorp, Inc., a
Maryland corporation that has been established for the purpose of completing the conversion and reorganization. As described in the enclosed material, the rights of stockholders of the new Maryland corporation will be more limited than the rights stockholders currently have. As part of the conversion and reorganization, shares of common stock representing the Mutual Holding Company's ownership interest in the Company will be offered for sale in a stock offering by First Federal of Northern Michigan Bancorp, Inc.
Shares of common stock of the Company currently held by public stockholders will be exchanged for new shares pursuant to an exchange ratio that will ensure that stockholders at the time of the exchange will own the same percentage of First Federal of Northern
Michigan Bancorp, Inc. after the conversion and reorganization as was held in Alpena Bancshares, Inc. immediately prior thereto, exclusive of any shares purchased by the stockholder in the offering and cash received in lieu of fractional shares, and shares contributed to the Foundation; and

2.The contribution by Alpena Bancshares, M.H.C. to the First Federal Community Foundation (the "Foundation") of (i) cash in an amount equal to the value of 2% of the shares of First Federal of Northern Michigan Bancorp, Inc.'s common stock sold in the offering, PROVIDED the cash contribution does not exceed $375,000, and (ii) First Federal of Northern Michigan Bancorp, Inc. common stock equal to 2% of the shares of common stock sold in the offering, PROVIDED that the common stock contribution does not exceed
37,500 shares. The contribution of shares and cash to the Foundation will dilute the voting interests of stockholders and will result in an expense, and a related reduction in earnings, for the quarter in which the conversion is completed; and

such other business as may properly come before the Meeting. Management is not aware of any other business to be considered.

                            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
              IMPORTANT: PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE. NOT VOTING WILL HAVE THE SAME EFFECT AS VOTING
                                 AGAINST BOTH PROPOSALS. VOTING DOES NOT OBLIGATE YOU TO BUY STOCK.

                                           (Continued and to be signed on the other side)

 ...................................................................................................................................


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                                          FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                                                    STOCK ORDER FORM INSTRUCTIONS

SECTIONS (1) AND (2) - SHARES REQUESTED AND TOTAL PAYMENT DUE. Fill in the number of shares that you wish to subscribe for and the
Total Payment Due. Calculate the Total Payment Due by multiplying the number of shares by the $10.00 price per share. The minimum purchase is 25 shares ($250). No individual, or individual exercising subscription rights through a qualifying account held jointly, may purchase more than 15,000 shares ($150,000) of common stock. Further, no person, together with associates or persons acting in concert, may purchase an aggregate of more than 25,000 shares ($250,000) in all categories of the stock offering combined. See the
Prospectus section entitled "The Conversion - Limitations on Common Stock Purchases", for a detailed description of purchase limitations and a definition of "associates" and "acting in concert". By signing this form, you are certifying that your order does not conflict with these purchase limitations.

SECTION (3) - PAYMENT BY CHECK OR MONEY ORDER. Payment may be made by check, bank check or money order payable to First Federal of
Northern Michigan. These will be cashed upon receipt. Indicate the amount remitted. Your funds will earn interest at First Federal of Northern Michigan's passbook savings rate until the offering is completed. You may not remit a First Federal of Northern Michigan line of credit check or a third party check.

SECTION (4) - PAYMENT BY ACCOUNT WITHDRAWAL. Payment may be made by authorizing withdrawal from First Federal of Northern Michigan deposit accounts. Indicate the First Federal of Northern Michigan account number(s) and the amount(s) you want withdrawn. Funds designated for withdrawal must be available within the account(s) at the time this stock order form is received. Funds will not be withdrawn prior to completion of the offering period, but upon receipt of your order, a hold will be placed on the dollar amount(s)
designated on this form, making the amount(s) unavailable to you. You will continue to earn interest within the account(s) at the contractual rate. Note that you may not designate First Federal of Northern Michigan IRA accounts for direct withdrawal on this form. For IRA guidance, please contact the Stock Information Center - preferably at least two weeks prior to the _____, 2005 offering deadline.

SECTION (5) - PURCHASER INFORMATION. Please check the one box that applies to the purchaser(s) listed in Section 7 of this form.
Boxes (a) through (c) apply to orders placed in the Subscription Offering. For Eligible Account Holders and Supplemental Eligible
Account Holders, in the spaces at right, identify the deposit account numbers and titles (name(s)) on the accounts as they were reflected on the eligibility date that you checked. Included all deposit accounts in which the purchaser(s) had ownership
(individual, joint, IRA, etc.) For borrowers, list the applicable loan accounts at the close of business on January 31, 2005. If purchasing shares for a minor, list only the minor's eligible accounts. If purchasing shares for a corporation or partnership, list only those entities' eligible accounts. Attach a separate page, if necessary. FAILURE TO COMPLETE THIS SECTION, OR PROVIDING
INCORRECT OR INCOMPLETE INFORMATION, COULD RESULT IN A LOSS OF PART OR ALL OF YOUR SHARE ALLOCATION IN THE EVENT OF AN
OVERSUBSCRIPTION. Boxes (d) through (f) apply to purchases in a community offering, if held. These apply only if you do not qualify in the Subscription Offerings (boxes (a) through (c)). Check the first box that applies to the registrant(s) listed in Section 7.
See "The Conversion" section of the Prospectus for further details about the Subscription Offering and Community Offering, and the
method for allocating shares in the event of an oversubscription.

SECTION (6) - MANAGEMENT AND EMPLOYEES. Check the box if any purchaser is a First Federal of Northern Michigan Bancorp, Inc. or
First Federal of Northern Michigan director, officer or employee or a member of their immediate family. Immediate family includes spouse, parents, siblings and also children who live in the same house as the director, officer, or employee.

SECTION (7) - STOCK REGISTRATION. Clearly PRINT the name(s) in which you want the shares registered and the mailing address for all correspondence related to this order, including a stock certificate. Each Stock Order Form will generate one stock certificate, subject to the stock allocation provisions described in the Prospectus. IMPORTANT: If you checked boxes (a), (b) or (c) in Section 5 of this form, you may not add the names of persons/entities who qualify in a lower purchase priority than yours. A Social Security or Tax ID Number must be provided. The first number listed will be identified with the stock certificate for tax reporting purposes.
Listing at least one phone number is important, in the event we need to contact you about this form. NOTE FOR NASD MEMBERS: If you are a member of the NASD ("National Association of Securities Dealers"), or a person affiliated or associated with an NASD member, you may have additional reporting requirements. Please report this subscription in writing to the applicable NASD member within one day of payment thereof.

SECTION (8) - FORM OF STOCK OWNERSHIP. For reasons of clarity and standardization, the stock transfer industry has developed uniform stockholder registrations for issuance of stock certificates. Beneficiaries may not be named on stock registration. If you have any questions on wills, estates, beneficiaries, etc., please consult your legal advisor. When registering stock, do not use two initials
-- use full first name, middle initial, and last name. Omit words that do not affect ownership such as "Dr.", "Mrs.", etc. Check the
ONE box that applies.

        BUYING STOCK INDIVIDUALLY - Used when shares are registered in the name of only one owner. To qualify in the Subscription
        Offering, the purchaser named in Section 7 of this form must have had an eligibility priority as of the close of business on either October 31, 2003, December 31, 2004 or January 31, 2005.

        BUYING STOCK JOINTLY:

        JOINT TENANTS -- Joint Tenancy (with Right of Survivorship) may be specified to identify two or more owners where ownership is intended to pass automatically to the surviving tenant(s). All owners must agree to the transfer or sale of shares. To qualify in the Subscription Offering, all purchasers named in Section 7 of this form must have had an eligibility priority as of the close of business on the same eligibility date (October 31, 2003, December 31, 2004 or January 31, 2005).

        TENANTS IN COMMON -- May be specified to identify two or more owners where, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All owners must agree to the transfer or sale of shares. To qualify in the Subscription Offering, all purchasers named in Section 7 of this form must have had an eligibility priority as of the close of business on the same eligibility date (October 31, 2003, December 31,
        2004 or January 31, 2005).

        BUYING STOCK FOR A MINOR -- Shares may be held in the name of a custodian for a minor under the Uniform Transfer to Minors
        Act. To qualify in the Subscription Offering, the minor (not the custodian) named in Section 7 of this form must have had an eligibility priority as of the close of business on either October 31, 2003, December 31, 2004 or January 31, 2005. The
        standard abbreviation for Custodian is CUST, while the Uniform Transfer to Minors Act is UTMA, followed by the state abbreviations. For example, stock held by John Smith as custodian for Susan Smith under the Michigan Uniform Transfer to
        Minors Act, should be registered as John Smith, CUST Susan Smith UTMA-MI (list only the minor's social security number).

        BUYING STOCK FOR A CORPORATION/PARTNERSHIP -- On the first name line, indicate the name of the corporation or partnership and indicate that entity's Tax ID Number for reporting purposes. To qualify in the Subscription Offering, the corporation or partnership listed in Section 7 of this form must have had an eligibility priority as of the close of business on either
        October 31, 2003, December 31, 2004 or January 31, 2005.

        BUYING STOCK IN A TRUST/FIDUCIARY CAPACITY -- Indicate the name of the fiduciary and the capacity under which they are acting (for example, "Executor"), or the name of the trust, the trustees, and the date of the trust. Indicate the Tax ID
        Number to be used for reporting purposes. To qualify in the Subscription Offering, the entity listed in Section 7 of this form must have had an eligibility priority as of the close of business on either October 31, 2003, December 31, 2004 or
        January 31, 2005.

        BUYING STOCK IN A SELF-DIRECTED IRA [FOR BROKER USE ONLY] -- Registration should reflect the custodian or trustee firm's registration requirements. For example, on the first name line indicate the name of the brokerage firm, followed by CUST or
        TRUSTEE. On the second name line, indicate the name of the beneficial owner (for example, "FBO JOHN SMITH IRA"). You can indicate an account number or other identifying information, and the firm's address and department to which all correspondence should be mailed, including a stock certificate. Indicate the Tax ID Number under which the firm's IRAs are reported.

SECTION (9) - ACKNOWLEDGMENT AND SIGNATURE. Sign and date this form where indicated. Before you sign, please carefully review the information you provided and read the acknowledgment. Only one signature is required, unless any account listed in Section 4 of this form requires more than one signature to authorize a withdrawal. Deliver your completed Stock Order Form, with full payment (or withdrawal authorization), so that it is received (not postmarked) by 10:00 a.m., Alpena, Michigan time, on _____________, 2005.
Please review the Prospectus carefully before making an investment decision. We are not required to accept Stock Order Forms that are found to be deficient or incorrect, or that do not include proper payment and required signatures.

A POSTAGE-PAID REPLY ENVELOPE IS INCLUDED. IF SENDING VIA OVERNIGHT DELIVERY, OR FOR HAND-DELIVERY:

First Federal of Northern Michigan, Attn: Stock Information Center, 100 S. Second Avenue, Alpena, Michigan 49707

QUESTIONS? Call our Stock Information Center at ( ) ___-____, Monday through Friday from 9:30 a.m. to 4:00 p.m., Alpena, Michigan time.

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